November 30, 2002
Oppenheimer
International  Growth Fund

                                  ANNUAL REPORT
                             Management Commentaries
Fund Highlights
Performance Update
Investment Strategy Discussion
Financial Statements

"A difficult period for foreign stocks, especially equities of smaller companies, provided Oppenheimer International Growth Fund a fresh opportunity to build positions of up-and-coming businesses at what we believe are very attractive valuations."

                                     [LOGO]
                               OppenheimerFunds[R]
                             The Right Way to Invest

HIGHLIGHTS
Fund Objective
Oppenheimer International Growth Fund seeks long-term capital appreciation.

Fund Highlight
While, the Fund's one-year Lipper International Fund category ranking has suffered under tough market conditions, its long-term relative historic performance remains strong as the Fund's three- and five-year rankings are in the top half of its peer group for the periods ended November 30, 2002. 1 CONTENTS
 1  Letter to Shareholders
 3  An Interview  with Your Fund's  Manager
 7  Fund Performance
12  Financial  Statements
35  Independent  Auditors' Report
36  Federal Income Tax Information
37  Trustees and Officers

                        Average Annual Total Returns*
                        For the 1-Year Period
                        Ended 11/30/02

                        Without               With
                        Sales Chg.            Sales Chg.
--------------------------------------------------------
Class A                -22.04%               -26.52%
--------------------------------------------------------
Class B                -22.59                -26.46
--------------------------------------------------------
Class C                -22.62                -23.39
--------------------------------------------------------
Class N                -22.18                -22.95

Top Ten Common Stock Holdings 2
Koninklijke Boskalis Westminster NV                                     3.7%
Empresa Brasileira de Aeronautica SA (Embraer), Preference              3.3
UBI Soft Entertainment SA                                               2.6
LG Home Shopping, Inc.                                                  2.6
Van der Moolen Holding NV                                               2.5
Jenoptik AG                                                             2.5
Pliva d.d., GDR                                                         2.5
Infosys Technologies Ltd.                                               2.3
Aalberts Industries NV                                                  2.2
Tandberg ASA                                                            2.2

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

1. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's Class A shares ranked, in the Lipper International Fund category, 767/802 for the one-year, 249/593 for the three-year and 171/423 for the five-year periods ended 11/30/02. Past performance is no guarantee of future results.
2. Portfolio's holdings and strategies are subject to change. Percentages are as of November 30, 2002, and are based on net assets.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 10 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

     In the last 100 years, there have been about 30 bear markets--each one ultimately followed by a recovery. Although markets in 2002 proved to be challenging and extremely volatile, we now find ourselves in a changing economic environment punctuated by moderate growth and the lowest interest rates we've seen in 40 years. At OppenheimerFunds, we continue to believe in the growth, ingenuity, and underlying strength of our economy and the markets for the long haul.
     We also understand that your investments with us may represent retirement, a future home or a college education. We take very seriously the responsibility of helping you work toward your goals. In good markets and in bad, we are committed to providing you with the investment products and services that can help you achieve your financial objectives.
     In recent years, many of us have seen the assets we count on for the future decrease in value, sometimes significantly, making it extremely difficult to stick to long-term investing plans. Yet basic investment principles of asset allocation and diversification are most important precisely at the times when we seem most ready to abandon them. As a valued shareholder, we encourage you to stay the course and focus on your long-term goals.
     Of course that doesn't mean ignoring your portfolio. When the financial markets make major moves, portfolio changes may be necessary to adjust risk, rebalance allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and most importantly, work closely with your financial advisor to ensure that any changes you make fit within your long-term investing plan.

[PHOTO OF JOHN V. MURPHY]
John V. Murphy
President
Oppenheimer International Growth
Fund

1 | OPPENHEIMER INTERNATIONAL GROWTH FUND

LETTER TO SHAREHOLDERS

   With that said, we also expect the road ahead to present new and unique challenges. It is our belief that adhering to core investment principles can help you reach your goals. The principles of investing aren't exciting or easy. All they are is true. We hope you share the same convictions as we greet the start of the New Year and thank you for your continued faith in OppenheimerFunds, The Right Way to Invest.

Sincerely,
/S/ JOHN V. MURPHY
John V. Murphy
December 20, 2002

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

For more current information regarding your Fund, please access the OppenheimerFunds website at www.oppenheimerfunds.com where you will find weekly Market Updates, and monthly Fund updates including the most recent list of top holdings.

2 | OPPENHEIMER INTERNATIONAL GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
Q
How did Oppenheimer International Growth Fund perform during the twelve months that ended November 30, 2002?
A. Until the final weeks of the period, the market favored larger, more widely recognized companies with strong current earnings. As a result, Oppenheimer International Growth Fund, which leaned during the period towards small- and medium-sized businesses with the potential future earnings growth, turned in a weak performance. The Fund trailed its peer group of international funds and its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index. 3 Despite this, we are encouraged. We believe, as the jump in total return during the last eight weeks of the fiscal year may suggest, that once investors become less risk-averse, the Fund's performance may improve noticeably.
Why did investors gravitate to the larger, better-known stocks?
Slumping economies around the globe, market corrections in the United States and Europe, corporate governance issues, terrorist activities, the possibility of war--added up to extremely cautious, concerned investors. At various points, investors virtually stampeded into the perceived safety of any large company with predictable earnings.
   Companies with less visible earnings power and those that encountered problems of any sort got punished, even when their future earnings potential was substantial. For instance, one of the Fund's major holdings is Koninklijke Boskalis Westminster NV, a Dutch dredging company. A pricing error on a major project in Singapore cost Boskalis $5 million in earnings, and $500 million in market capitalization once the news was made public.

Portfolio Manager
George Evans

3. The Fund's performance is compared to both the Morgan Stanley Capital International (MSCI) EAFE Index, which had a one-year return for the period ended 11/30/02 of -12.50% (for more information on the Fund's benchmark, please see "Comparing the Fund's Performance to the Market", on page 7.), and the average return of the 802 funds in the Lipper International Fund Category, -9.39%, for the one-year period ended 11/30/02. Source: Lipper, Inc.

3 | OPPENHEIMER INTERNATIONAL GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
How did you respond to this type of environment?
We reviewed the portfolio, as is our normal practice, to verify that the names we had chosen still had the long-term potential we originally envisioned. In our estimation, the vast majority did. Next, we increased our investment in the companies we liked the most. Finally, when stock prices dipped, we added positions in companies that we targeted to own, but previously considered too expensive.
   For example, we purchased shares of a UK company that brings to market new technologies invented by others. Presently, they are marketing an injection-based method for treating varicose veins. The technique, already approved for use in Europe, is less invasive than surgery and could ultimately help billions of people worldwide. We also invested in a German brokerage firm whose stock price had fallen 90% from its high, based on a false rumor about its accounting practices. Finally, we built a position in an Australian company with a new treatment for ovarian cancer. If the drug is approved for sale in the United States, we believe the company's revenues and earnings will accelerate dramatically.

Was the Fund's loss due to any particular stock or group of stocks?
No. Markets throughout the world were depressed this year. So were most market sectors, as well as most of our holdings. One stock that resisted the downward pressure was LG Home Shopping, Inc., an Internet-based Korean consumer shopping network. 4 Also, to greater or lesser extent, smaller pharmaceuticals companies in the portfolio bucked the overall trend. Generally speaking, these are younger companies, with relatively new treatments and recent patents, giving them some protection from direct competition for a few years to come. Pliva d.d., which markets an enhanced form of a widely used antibiotic,


[SIDEBAR]

"Investors were extraordinarily risk averse, unwilling to invest in smaller companies or businesses with long-term, as compared to current, earnings potential."

4. For a complete listing of the Fund's holdings as of 11/30/02, please see page 12.

4 | OPPENHEIMER INTERNATIONAL GROWTH FUND generated a positive total return, while holdings like Sanofi-Synthelabo SA and Shire Pharmaceuticals Group plc declined less than their respective markets. 4
    Generally speaking, there are two types of growth stocks in the Fund. First, steady growth companies with a history of earnings and revenue growth, and second, newer companies that are either cash flow negative or only positive to a small extent--these are smaller companies with a huge potential for future growth. In the past, we have relied on the former category to provide stability to the Fund, however, in the current climate both categories have been bid down significantly. Growth has been so out of favor that future earnings have been completely discounted as investors seek out safe investments from value investments. And, in Europe, growth stocks have been bid down to multiples in the single digits.

What is your outlook for the Fund?

As we mentioned earlier, we believe the Fund will do better once investors regain a measure of confidence. The portfolio is brimming with companies that fall into one of four global trends driving the long-run growth of business and economies around the world: mass affluence, new technology, restructuring and aging. We're not certain when worldwide economic growth will resume and investors will, once again, pay for long-term earnings expansion. But, we believe when the scale tips, the companies we own should benefit. We are willing to be patient, and in the interim, will continue to take advantage of low prices to add or build upon our positions. It is this long-term perspective, plus our steadfast pursuit of our investment strategy in tough times, that make Oppenheimer International Growth Fund a part of The Right Way to Invest.

Average Annual
Total Returns with
Sales Charge
For the Periods Ended
12/31/02 5

Class A           Since
1-Year   5-Year   Inception
----------------------------
-30.91% -3.98%    2.66%
Class B           Since
1-Year   5-Year   Inception
----------------------------
-30.94% -3.93%    2.84%
Class C           Since
1-Year   5-Year   Inception
----------------------------
-28.02% -3.58%    2.76%
Class N           Since
1-Year   5-Year   Inception
----------------------------
-27.59%  N/A     -25.17%



5. See Notes on page 10 for further details.

5 | OPPENHEIMER INTERNATIONAL GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
Top Ten Geographical Diversification Holdings 6
-------------------------------------------------------------
Great Britain                                           17.9%
-------------------------------------------------------------
The Netherlands                                         14.9
-------------------------------------------------------------
France                                                  13.7
-------------------------------------------------------------
Japan                                                    9.8
-------------------------------------------------------------
Germany                                                  7.9
-------------------------------------------------------------
India                                                    6.4
-------------------------------------------------------------
Brazil                                                   3.8
-------------------------------------------------------------
Korea, Republic of (South)                               3.5
-------------------------------------------------------------
Spain                                                    3.2
-------------------------------------------------------------
Norway                                                   3.1

[PIE CHART]
Regional Allocation 6

o Europe                         67.7%
o Asia                           21.5
o Latin America                   4.6
o United States/ Canada           3.0
o Emerging Europe                 2.5
o Middle East/ Africa             0.7

6. Portfolio's holdings and allocations are subject to change. Percentages are as of November 30, 2002, and are based on total market value of investments.

6 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FUND PERFORMANCE

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended November 30, 2002, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's Discussion of Performance. For the twelve months that ended November 30, 2002, Oppenheimer International Growth Fund suffered a sizable loss as international markets tumbled and investors shunned the smaller companies with long-term earnings growth potential that we favor. As a result, the Fund underperformed the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index as well as the average international fund, as measured by Lipper, Inc. Wary investors concerned about sluggish economic growth, political disruptions and the possibility of terrorism or war gravitated to the relative safety of larger companies worldwide, to the detriment of all, but two of our holdings. Despite this, we continue to believe that well managed small- and medium-sized companies that fit major global trends will deliver greater capital appreciation over time, so we maintained most of our positions or built new ones, buying on price weakness. The Fund's holdings, strategies and management are subject to change.
Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until November 30, 2002. In the case of Class A, Class B and Class C shares, performance is measured since the inception of the Fund on March 25, 1996. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
     The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia, Far East), which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.
     Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

7 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer International Growth Fund (Class A)
     Morgan Stanley Capital International (MSCI) EAFE Index

[LINE CHART]
                                      Morgan Stanley
                 Oppenheimer                 Capital
        International Growth    International (MSCI)
              Fund (Class A)              EAFE Index
3/25/96                9,425                  10,000
5/31/96                9,849                  10,106
8/31/96               10,085                   9,895
11/30/96              11,065                  10,462
2/28/97               12,026                  10,136
5/31/97               13,082                  10,900
8/31/97               13,261                  10,821
11/30/97              13,544                  10,449
2/28/98               14,375                  11,737
5/31/98               16,634                  12,143
8/31/98               14,040                  10,836
11/30/98              14,461                  12,202
2/28/99               14,467                  12,353
5/31/99               14,935                  12,709
8/31/99               16,136                  13,656
11/30/99              19,567                  14,816
2/29/00               28,739                  15,536
5/31/00               22,865                  14,924
8/31/00               25,519                  14,996
11/30/00              20,335                  13,415
2/28/01               20,242                  12,848
5/31/01               19,951                  12,396
8/31/01               16,993                  11,385
11/30/01              16,151                  10,884
2/28/02               15,808                  10,441
5/31/02               16,425                  11,241
8/31/02               13,350                   9,713
11/30/02              12,592                   9,555

Average Annual Total Returns of Class A Shares of the Fund at 11/30/02* 1-Year -26.52% 5-Year -2.61% Since Inception 3.51%

Class B Shares Comparison of Change
in Value of $10,000 Hypothetical Investments in:
     Oppenheimer International Growth Fund (Class B)
     Morgan Stanley Capital International (MSCI) EAFE Index

[LINE CHART]

                                      Morgan Stanley
                 Oppenheimer                 Capital
        International Growth    International (MSCI)
              Fund (Class B)              EAFE Index
3/25/96               10,000                 10,000
5/31/96               10,420                 10,106
8/31/96               10,640                  9,895
11/30/96              11,650                 10,462
2/28/97               12,630                 10,136
5/31/97               13,720                 10,900
8/31/97               13,890                 10,821
11/30/97              14,150                 10,449
2/28/98               14,992                 11,737
5/31/98               17,318                 12,143
8/31/98               14,586                 10,836
11/30/98              14,992                 12,202
2/28/99               14,982                 12,353
5/31/99               15,433                 12,709
8/31/99               16,636                 13,656
11/30/99              20,137                 14,816
2/29/00               29,521                 15,536
5/31/00               23,443                 14,924
8/31/00               26,113                 14,996
11/30/00              20,773                 13,415
2/28/01               20,630                 12,848
5/31/01               20,299                 12,396
8/31/01               17,252                 11,385
11/30/01              16,362                 10,884
2/28/02               15,986                 10,441
5/31/02               16,617                 11,241
8/31/02               13,506                  9,713
11/30/02              12,739                  9,555

Average Annual Total Returns of Class B Shares of the Fund at 11/30/02* 1-Year -26.46% 5-Year -2.54% Since Inception 3.69%

* See Notes on page 10 for further details.
The performance information for the MSCI EAFE Index in the graphs begins on 3/31/96 for Class A, Class B and Class C, and on 2/28/01 for Class N shares. Past performance cannot guarantee future results. Graphs are not drawn to same scale.
8 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer International Growth Fund (Class C)
Morgan Stanley Capital International (MSCI) EAFE Index

[LINE CHART]
                                      Morgan Stanley
                 Oppenheimer                 Capital
        International Growth    International (MSCI)
              Fund (Class C)              EAFE Index
3/25/96              10,000                   10,000
5/31/96              10,420                   10,106
8/31/96              10,650                    9,895
11/30/96             11,660                   10,462
2/28/97              12,650                   10,136
5/31/97              13,730                   10,900
8/31/97              13,900                   10,821
11/30/97             14,170                   10,449
2/28/98              15,012                   11,737
5/31/98              17,338                   12,143
8/31/98              14,606                   10,836
11/30/98             15,012                   12,202
2/28/99              15,003                   12,353
5/31/99              15,454                   12,709
8/31/99              16,657                   13,656
11/30/99             20,158                   14,816
2/29/00              29,563                   15,536
5/31/00              23,475                   14,924
8/31/00              26,145                   14,996
11/30/00             20,794                   13,415
2/28/01              20,662                   12,848
5/31/01              20,331                   12,396
8/31/01              17,273                   11,385
11/30/01             16,395                   10,884
2/28/02              16,018                   10,441
5/31/02              16,600                   11,241
8/31/02              13,474                    9,713
11/30/02             12,687                    9,555

Average Annual Total Returns of Class C Shares of the Fund at 11/30/02* 1-Year -23.39% 5-Year -2.19% Since Inception 3.63%

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer International Growth Fund (Class N)
Morgan Stanley Capital International (MSCI) EAFE Index

[LINE CHART]
                                     Morgan Stanley
                 Oppenheimer                Capital
        International Growth   International (MSCI)
              Fund (Class N)             EAFE Index

3/1/01               10,000                  10,000
5/31/01               9,856                   9,648
8/31/01               8,388                   8,861
11/30/01              7,967                   8,471
2/28/02               7,794                   8,126
5/31/02               8,090                   8,749
8/31/02               6,576                   7,560
11/30/02              6,200                   7,437
Average Annual Total Returns of Class N Shares of the Fund at 11/30/02* 1-Year -22.95% Since Inception -23.93%
9 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES
In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 3/25/96. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 3/25/96. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 3/25/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

10 | OPPENHEIMER INTERNATIONAL GROWTH FUND

                                                          Financial Statements
                                                                   Pages 12-34

11 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS  November 30, 2002                        Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Common Stocks--98.0%
--------------------------------------------------------------------------------
Consumer Discretionary--12.4%
--------------------------------------------------------------------------------
Auto Components--0.2%
Sauer-Danfoss, Inc.                                   137,300    $    1,276,890
--------------------------------------------------------------------------------
Automobiles--1.6%
Ducati Motor Holding SpA 1                          2,425,790         4,488,507
--------------------------------------------------------------------------------
Porsche AG, Preferred 2                                11,268         5,247,123
                                                                 --------------
                                                                      9,735,630
--------------------------------------------------------------------------------
Household Durables--3.1%
Groupe SEB SA                                         142,234        11,319,551
--------------------------------------------------------------------------------
Nintendo Co. Ltd.                                      30,200         3,204,506
--------------------------------------------------------------------------------
Thomson 1                                             227,500         5,049,132
                                                                 --------------
                                                                     19,573,189
--------------------------------------------------------------------------------
Internet & Catalog Retail--2.8%
Aucnet, Inc.                                          176,630         1,297,531
--------------------------------------------------------------------------------
LG Home Shopping, Inc.                                212,242        16,101,420
                                                                 --------------
                                                                     17,398,951

--------------------------------------------------------------------------------
Leisure Equipment & Products--0.5%
Koei Co. Ltd.                                         120,500         3,068,685
--------------------------------------------------------------------------------
Media--4.2%
British Sky Broadcasting Group plc 1                  300,089         3,067,786
--------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR 1                    197,700         5,818,311
--------------------------------------------------------------------------------
Reed Elsevier plc                                     396,799         3,488,419
--------------------------------------------------------------------------------
Sogecable SA 1                                        431,900         5,628,469
--------------------------------------------------------------------------------
Wolters Kluwer NV                                     175,299         3,121,535
--------------------------------------------------------------------------------
Zee Telefilms Ltd.                                  2,388,800         4,838,420
                                                                 ---------------
                                                                     25,962,940
--------------------------------------------------------------------------------
Consumer Staples--0.7%
--------------------------------------------------------------------------------
Personal Products--0.7%
Wella AG, Preference, Non-Vtg.                         82,039         4,646,194
--------------------------------------------------------------------------------
Energy--2.5%
--------------------------------------------------------------------------------
Energy Equipment & Services--2.1%
Expro International Group plc                       1,123,270         6,134,807
--------------------------------------------------------------------------------
Technip-Coflexip SA, Sponsored ADR                    360,175         6,951,377
                                                                 --------------
                                                                     13,086,184
--------------------------------------------------------------------------------
Oil & Gas--0.4%
Tsakos Energy Navigation Ltd.                         195,900         2,288,112

12 | OPPENHEIMER INTERNATIONAL GROWTH FUND

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Financials--12.4%
--------------------------------------------------------------------------------
Banks--4.8%
Anglo Irish Bank Corp.                                796,200    $    5,465,212
--------------------------------------------------------------------------------
Banco Espirito Santo SA                               215,975         2,470,797
--------------------------------------------------------------------------------
Banco Popolare di Verona e Novara Scrl                457,042         5,069,519
--------------------------------------------------------------------------------
ICICI Bank Ltd., Sponsored ADR                      1,380,700         8,284,200
--------------------------------------------------------------------------------
Royal Bank of Scotland Group plc (The)                235,160         6,030,180
--------------------------------------------------------------------------------
Uniao de Bancos Brasileiros
SA (Unibanco), Sponsored ADR                          304,900         2,664,826
                                                                 ---------------
                                                                     29,984,734
--------------------------------------------------------------------------------
Diversified Financials--7.3%
3i Group plc                                          542,971         5,026,934
--------------------------------------------------------------------------------
Ackermans & van Haaren NV                             175,210         3,050,231
--------------------------------------------------------------------------------
Collins Stewart Ltd.                                2,074,710        11,072,893
--------------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.                132,750         1,883,670
--------------------------------------------------------------------------------
Marschollek, Lautenschlaeger und Partner AG (MLP)     593,302         8,263,036
--------------------------------------------------------------------------------
Van der Moolen Holding NV                             680,500        15,651,348
                                                                 ---------------
                                                                     44,948,112

--------------------------------------------------------------------------------
Insurance--0.3%
Highway Insurance Holdings plc                      3,176,304         2,042,171
--------------------------------------------------------------------------------
Health Care--17.4%
--------------------------------------------------------------------------------
Biotechnology--2.1%
Cambridge Antibody Technology Group plc 1             201,350         1,635,429
--------------------------------------------------------------------------------
Oxford GlycoSciences plc 1                            456,768         1,208,243
--------------------------------------------------------------------------------
PowderJect Pharmaceuticals plc 1                    1,690,414        10,060,837
                                                                 ---------------
                                                                     12,904,509

--------------------------------------------------------------------------------
Health Care Equipment & Supplies--0.9%
Art Advanced Research Technologies, Inc. 1,3,4      1,901,125         3,385,765
--------------------------------------------------------------------------------
Biocompatibles International plc 1                    398,065           665,843
--------------------------------------------------------------------------------
Ortivus AB, B Shares 1,4                              698,400         1,710,292
                                                                 ---------------
                                                                      5,761,900

--------------------------------------------------------------------------------
Health Care Providers & Services--3.4%
--------------------------------------------------------------------------------
Fresenius AG, Preference                              178,840         7,808,471
--------------------------------------------------------------------------------
Nicox SA 1                                            832,509        13,292,288
                                                                 ---------------
                                                                     21,100,759

--------------------------------------------------------------------------------
Pharmaceuticals--11.0%
Aventis SA                                            104,510         5,816,928
--------------------------------------------------------------------------------
GlaxoSmithKline plc                                   319,660         5,983,613
--------------------------------------------------------------------------------
Marshall Edwards, Inc. 1,3                            875,000         3,349,290
--------------------------------------------------------------------------------
NeuroSearch AS 1                                      278,900         1,942,747
--------------------------------------------------------------------------------
Novogen Ltd. 1,4                                    6,549,983         7,611,722

13 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS  Continued
                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Pharmaceuticals Continued
Pliva d.d., GDR 5                                   1,049,250    $   15,382,005
--------------------------------------------------------------------------------
Sanofi-Synthelabo SA                                  131,120         7,748,028
--------------------------------------------------------------------------------
Shionogi & Co. Ltd.                                   403,712         5,539,239
--------------------------------------------------------------------------------
Shire Pharmaceuticals Group plc 1                     364,700         2,508,232
--------------------------------------------------------------------------------
SkyePharma plc 1                                   18,000,820        12,604,174
                                                                 ---------------
                                                                     68,485,978

--------------------------------------------------------------------------------
Industrials--23.3%
--------------------------------------------------------------------------------
Aerospace & Defense--3.3%
Empresa Brasileira de Aeronautica SA
(Embraer), Preference                               5,473,546        20,393,555
--------------------------------------------------------------------------------
Commercial Services & Supplies--5.4%
Amadeus Global Travel Distribution SA               1,334,200         6,861,945
--------------------------------------------------------------------------------
BTG plc 1                                           2,523,100         4,161,500
--------------------------------------------------------------------------------
Buhrmann NV                                         1,046,700         4,862,671
--------------------------------------------------------------------------------
Magnus Holding NV 1,4                               1,206,580           384,098
--------------------------------------------------------------------------------
Prosegur Compania de Seguridad SA                     642,376         6,933,537
--------------------------------------------------------------------------------
Randstad Holding NV                                   701,600         7,642,571
--------------------------------------------------------------------------------
Rentokil Initial plc                                  767,070         2,512,446
                                                                 ---------------
                                                                     33,358,768

--------------------------------------------------------------------------------
Construction & Engineering--3.7%
Koninklijke Boskalis Westminster NV                 1,291,591        23,127,745
--------------------------------------------------------------------------------
Electrical Equipment--1.6%
Electrofuel, Inc. 1                                 1,500,000           765,990
--------------------------------------------------------------------------------
Ushio, Inc.                                           804,000         9,128,384
                                                                 ---------------
                                                                      9,894,374

--------------------------------------------------------------------------------
Industrial Conglomerates--2.2%
Aalberts Industries NV                                985,694        13,826,014
--------------------------------------------------------------------------------
Machinery--3.9%
GSI Lumonics, Inc. 1                                  856,000         5,897,840
--------------------------------------------------------------------------------
Halma plc                                           6,820,492        13,069,522
--------------------------------------------------------------------------------
Hyundai Heavy Industries Co. Ltd. 1                   295,316         5,191,698
                                                                 ---------------
                                                                     24,159,060

--------------------------------------------------------------------------------
Marine--1.4%
Smit Internationale NV, CVA                           274,204         5,248,252
--------------------------------------------------------------------------------
Tsakos Energy Navigation Ltd. 3                       283,200         3,307,776
                                                                 ---------------
                                                                      8,556,028

--------------------------------------------------------------------------------
Transportation Infrastructure--1.8%
Eurotunnel SA 1                                    13,801,335         9,198,811
--------------------------------------------------------------------------------
ICTS International NV                                 211,200         1,746,624
                                                                 ---------------
                                                                     10,945,435
14 | OPPENHEIMER INTERNATIONAL GROWTH FUND

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Information Technology--24.9%
--------------------------------------------------------------------------------
Communications Equipment--2.0%
Telefonaktiebolaget LM Ericsson AB, B Shares 1     12,430,800      $ 12,135,436
--------------------------------------------------------------------------------
Computers & Peripherals--1.8%
Logitech International SA 1                           168,532         6,174,811
--------------------------------------------------------------------------------
Toshiba Corp. 1                                     1,577,424         5,137,266
                                                                 ---------------
                                                                     11,312,077

--------------------------------------------------------------------------------
Electronic Equipment & Instruments--5.9%
Hamamatsu Photonics K.K.                              549,400         9,865,568
--------------------------------------------------------------------------------
Imagineer Co. Ltd.                                    105,000           479,941
--------------------------------------------------------------------------------
Keyence Corp.                                          27,700         4,960,519
--------------------------------------------------------------------------------
Omron Corp.                                           523,318         7,765,515
--------------------------------------------------------------------------------
Tandberg ASA 1                                        995,200        13,725,022
                                                                 ---------------
                                                                     36,796,565

--------------------------------------------------------------------------------
IT Consulting & Services--3.1%
Infosys Technologies Ltd.                             151,100        14,254,257
--------------------------------------------------------------------------------
NIIT Ltd.                                           1,515,800         5,206,934
                                                                 ---------------
                                                                     19,461,191

--------------------------------------------------------------------------------
Semiconductor Equipment & Products--4.5%
ASM International NV 1                                821,700        12,161,160
--------------------------------------------------------------------------------
Jenoptik AG                                         1,383,929        15,557,078
                                                                 ---------------
                                                                     27,718,238

--------------------------------------------------------------------------------
Software--7.6%
Capcom Co. Ltd.                                       175,600         3,540,236
--------------------------------------------------------------------------------
Eidos plc 1                                         3,002,130         7,147,111
--------------------------------------------------------------------------------
Infogrames Entertainment SA                         2,346,987         8,895,522
--------------------------------------------------------------------------------
Software AG                                           547,843         6,659,829
--------------------------------------------------------------------------------
UBI Soft Entertainment SA 1,4                         938,841        16,353,623
--------------------------------------------------------------------------------
Unit 4 Agresso NV 1                                 1,029,000         4,350,509
                                                                 ---------------
                                                                     46,946,830

--------------------------------------------------------------------------------
Telecommunication Services--3.7%
--------------------------------------------------------------------------------
Diversified Telecommunication Services--2.0%
BT Group plc                                        2,161,780         7,063,832
--------------------------------------------------------------------------------
Videsh Sanchar Nigam Ltd.                           2,081,700         4,451,244
--------------------------------------------------------------------------------
Videsh Sanchar Nigam Ltd., Sponsored ADR              175,504           737,117
                                                                 ---------------
                                                                     12,252,193

15 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS  Continued                                Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Wireless Telecommunication Services--1.7%
KDDI Corp.                                              1,996    $    6,581,921
--------------------------------------------------------------------------------
Vodafone Group plc                                  2,062,300         3,914,905
                                                                 ---------------
                                                                     10,496,826

--------------------------------------------------------------------------------
Utilities--0.7%
--------------------------------------------------------------------------------
Electric Utilities--0.7%
Solidere, GDR 1                                       855,700         4,342,678
                                                                 ---------------
Total Common Stocks (Cost $853,769,916)                             607,987,951

===============================================================================
Preferred Stocks--1.4%
Ceres, Inc.: $4.00 Cv., Series C-1 1,3                 44,515           289,348
Cv., Series C 1,3                                     600,000         3,900,000
Cv., Series D 1,3                                     418,000         2,717,000
--------------------------------------------------------------------------------
Fresenius Medical Care AG, Preferred                   22,502           742,062
--------------------------------------------------------------------------------
Oxagen Ltd., Cv. 1, 3,4                             1,250,000         1,167,000
                                                                 ---------------
Total Preferred Stocks (Cost $8,014,512)                              8,815,410

                                                        Units
===============================================================================
Rights, Warrants and Certificates--0.0%
Ceres Group, Inc.: Series C Wts., Exp. 8/28/06 1,3     20,032                --
Series D Wts., Exp. 12/31/30 1,3                       41,800                --
--------------------------------------------------------------------------------
Marshall Edwards, Inc. Wts., Exp. 11/30/03 1,3        875,000                --
                                                                 ---------------
Total Rights, Warrants and Certificates (Cost $0)                            --

                                                    Principal
                                                       Amount
===============================================================================
Joint Repurchase Agreements--0.0%
Undivided interest of 0.10% in joint repurchase agreement
(Market Value $147,830,000) with Banc One Capital Markets,
Inc., 1.29%, dated 11/29/02,  to be repurchased at
$154,017 on 12/2/02, collateralized by U.S. Treasury
Nts.,  3.25%--7.25%, 2/28/03--8/15/04, with a value of
$123,876,713 and U.S. Treasury  Bonds, 6.25%, 8/15/23,
with a value of $27,235,966 (Cost $154,000)          $154,000           154,000
--------------------------------------------------------------------------------
Total Investments, at Value (Cost $861,938,428)          99.4%      616,957,361
--------------------------------------------------------------------------------
Other Assets Net of Liabilities                           0.6         3,502,878
                                                     ---------------------------
Net Assets                                             100.0%     $ 620,460,239
                                                     ===========================


16 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Footnotes to Statement of Investments
1. Non-income producing security.
2. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.

3. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

4. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 2002. The aggregate fair value of securities of affiliated companies held by the Fund as of November 30, 2002 amounts to $30,612,500. Transactions during the period in which the issuer was an affiliate are as follows:


                                      Shares       Gross       Gross          Shares      Unrealized      Dividend      Realized
                               Nov. 30, 2001   Additions  Reductions   Nov. 30, 2002    Depreciation        Income   Gain (Loss)
--------------------------------------------------------------------------------------------------------------------------------
Stocks and/or Warrants
Art Advanced Research
Technologies, Inc.                       --    1,901,125          --       1,901,125   $   4,114,235      $     --    $       --
LG Home Shopping, Inc.*             352,472       59,613     199,843         212,242              --       554,494     8,708,882
Magnus Holding NV                        --    1,206,580          --       1,206,580       5,443,560            --            --
Novogen Ltd.                             --    6,549,983          --       6,549,983       1,759,755            --       (27,319)
Ortivus AB, B Shares                     --      698,400          --         698,400       6,881,819            --            --
Oxagen Ltd., Cv.                  1,250,000           --          --       1,250,000       1,043,700            --            --
UBI Soft Entertainment SA                --      938,841          --         938,841      16,205,613            --            --
                                                                                                          -----------------------
                                                                                                          $554,494    $8,681,563
                                                                                                          =======================

  *No longer an affiliate as of November 30, 2002.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $15,382,005 or 2.48% of the Fund's net assets as of November 30, 2002.

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographic Diversification                      Market Value         Percent
--------------------------------------------------------------------------------
Great Britain                                   $110,565,877            17.9%
The Netherlands                                   92,122,527            14.9
France                                            84,625,260            13.7
Japan                                             60,569,311             9.8
Germany                                           48,923,793             7.9
India                                             39,655,842             6.4
Brazil                                            23,058,381             3.8
Korea, Republic of South                          21,293,118             3.5
Spain                                             19,423,951             3.2
Norway                                            19,320,910             3.1
Croatia                                           15,382,005             2.5
Sweden                                            13,845,728             2.2
Australia                                         10,961,012             1.8
Canada                                            10,049,595             1.6
Italy                                              9,558,026             1.6
United States                                      8,337,238             1.4
Switzerland                                        6,174,811             1.0
Mexico                                             5,818,311             0.9
Ireland                                            5,465,212             0.9
Lebanon                                            4,342,678             0.7
Belgium                                            3,050,231             0.5
Portugal                                           2,470,797             0.4
Denmark                                            1,942,747             0.3
                                                ------------------------------
Total                                           $616,957,361           100.0%
                                                ==============================
See accompanying Notes to Financial Statements.

17 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES November 30, 2002
--------------------------------------------------------------------------
Assets
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $795,877,247)                 $  586,344,862
Affiliated companies (cost $66,061,181)                        30,612,499
                                                           ---------------
                                                              616,957,361
--------------------------------------------------------------------------
Cash                                                            1,740,846
--------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                              3,075,062
Investments sold                                                1,523,791
Interest and dividends                                          1,115,945
Other                                                              12,234
                                                           ---------------
Total assets                                                  624,425,239

--------------------------------------------------------------------------
Liabilities

Unrealized depreciation on foreign currency contracts              43,762
--------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                          2,705,332
Transfer and shareholder servicing agent fees                     341,952
Shareholder reports                                               262,523
Distribution and service plan fees                                256,782
Investments purchased                                             197,414
Trustees' compensation                                            150,824
Other                                                               6,411
                                                           ---------------
Total liabilities                                               3,965,000
--------------------------------------------------------------------------
Net Assets                                                   $620,460,239
                                                           ===============

--------------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                            $1,093,072,920
--------------------------------------------------------------------------
Undistributed net investment income                             1,579,437
--------------------------------------------------------------------------
Accumulated net realized loss on investments
and  foreign currency transactions                           (229,231,469)
--------------------------------------------------------------------------
Net unrealized depreciation on investments
and translation  of assets and liabilities
denominated in foreign currencies                            (244,960,649)
                                                           ---------------
Net Assets                                                   $620,460,239
                                                           ===============
18 | OPPENHEIMER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share
(based on net assets of  $358,096,848 and 30,787,185 shares of
beneficial interest outstanding)                                          $11.63
Maximum offering price per share (net asset value plus sales
charge of 5.75% of offering price)                                        $12.34
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $161,074,183 and 14,511,305 shares of beneficial
interest outstanding)                                                     $11.10
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $89,456,189 and 8,044,639 shares of beneficial
interest outstanding)                                                     $11.12
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $11,833,019 and 1,024,808 shares of beneficial
interest outstanding)                                                     $11.55



See accompanying Notes to Financial Statements.

19 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS  For the Year Ended November 30, 2002

--------------------------------------------------------------------------------
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes
of $1,428,579)                                                 $     16,715,593
Affiliated companies (net of foreign withholding
taxes of $109,571)                                                      554,494
--------------------------------------------------------------------------------
Interest                                                                735,230
                                                                  --------------
Total investment income                                              18,005,317

--------------------------------------------------------------------------------
Expenses
Management fees                                                       6,393,136
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               1,259,464
Class B                                                               2,004,922
Class C                                                               1,066,177
Class N                                                                  45,841
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               2,459,545
Class B                                                                 964,950
Class C                                                                 491,317
Class N                                                                  35,848
--------------------------------------------------------------------------------
Shareholder reports                                                     686,779
--------------------------------------------------------------------------------
Custodian fees and expenses                                             433,203
--------------------------------------------------------------------------------
Trustees' compensation                                                   52,725
--------------------------------------------------------------------------------
Other                                                                     2,182
                                                                  --------------
Total expenses                                                       15,896,089
Less reduction to custodian expenses                                     (3,626)
Less voluntary waiver of transfer and shareholder servicing
agent fees--Classes A, B, C and N                                      (685,295)
                                                                  --------------
Net expenses                                                         15,207,168
--------------------------------------------------------------------------------
Net Investment Income                                                 2,798,149
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments:
  Unaffiliated companies                                           (142,674,188)
  Affiliated companies                                                8,681,563
Foreign currency transactions                                        (6,438,668)
                                                                  --------------
Net realized loss                                                  (140,431,293)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                        (147,016,418)
Translation of assets and liabilities denominated
in foreign currencies                                                62,015,289
                                                                  --------------
Net change                                                          (85,001,129)
                                                                  --------------
Net realized and unrealized loss                                   (225,432,422)
--------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations              $(222,634,273)
                                                                  ==============


See accompanying Notes to Financial Statements.


20 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended November 30,                                   2002             2001
--------------------------------------------------------------------------------
Operations
Net investment income                             $  2,798,149     $  2,734,744
--------------------------------------------------------------------------------
Net realized loss                                 (140,431,293)     (75,179,425)
--------------------------------------------------------------------------------
Net change in unrealized depreciation              (85,001,129)    (135,064,985)
                                                  ------------------------------
Net decrease in net assets resulting
from operations                                   (222,634,273)    (207,509,666)

--------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                             (1,561,357)              --
Class B                                                     --               --
Class C                                                     --               --
Class N                                                (22,162)              --
--------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                     --      (22,911,383)
Class B                                                     --      (13,439,801)
Class C                                                     --       (5,572,381)
Class N                                                     --               --

--------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase (decrease) in net assets
resulting from beneficial interest transactions:
Class A                                            (31,271,131)     195,231,062
Class B                                            (19,682,917)      33,151,063
Class C                                              2,247,648       35,618,668
Class N                                             10,497,750        3,165,705

--------------------------------------------------------------------------------
Net Assets
Total increase (decrease)                         (262,426,442)      17,733,267
--------------------------------------------------------------------------------
Beginning of period                                882,886,681      865,153,414
                                                  ------------------------------
End of period [including undistributed
net investment  income of $1,579,437
and $1,431,640, respectively]                     $620,460,239     $882,886,681
                                                  ==============================

See accompanying Notes to Financial Statements.

21 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS
Class A   Year Ended November 30,                                    2002         2001        2000        1999        1998
=============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                              $ 14.96      $ 19.77     $ 19.22     $ 15.11     $ 14.37
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                          .12          .06        (.01)       (.02)        .05
Net realized and unrealized gain (loss)                             (3.41)       (3.93)        .77        5.02         .91
                                                                 ------------------------------------------------------------
Total from investment operations                                    (3.29)       (3.87)        .76        5.00         .96
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                 (.04)          --          --        (.13)         --
Distributions from net realized gain                                   --         (.94)       (.21)       (.76)       (.22)
                                                                 ------------------------------------------------------------
Total dividends and/or distributions  to shareholders                (.04)        (.94)       (.21)       (.89)       (.22)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $11.63       $14.96      $19.77      $19.22      $15.11
                                                                 ============================================================

-----------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                                 (22.04)%     (20.58)%      3.92%      35.31%       6.78%

-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                         $358,097     $535,615    $478,680    $208,981    $186,859
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                $512,319     $536,366    $418,537    $180,719    $175,022
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)                                         0.62%        0.62%       0.22%      (0.15)%      0.44%
Expenses                                                             1.64%        1.42%       1.38%       1.55%       1.40% 3
Expenses, net of voluntary waiver of  transfer agent fees
and/or reduction to  custodian expenses                              1.56%        1.42%       1.38%       1.55%       1.40%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                46%          33%         61%         75%         82%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements

22 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Class B     Year Ended November 30,                                  2002         2001        2000        1999        1998
==========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                              $ 14.34      $ 19.14     $ 18.75     $ 14.76     $ 14.15
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                                  (.03)        (.01)       (.08)       (.14)       (.03)
Net realized and unrealized gain (loss)                             (3.21)       (3.85)        .68        4.92         .86
                                                                  --------------------------------------------------------
Total from investment operations                                    (3.24)       (3.86)        .60        4.78         .83
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                   --           --          --        (.03)         --
Distributions from net realized gain                                   --         (.94)       (.21)       (.76)       (.22)
                                                                  --------------------------------------------------------
Total dividends and/or distributions  to shareholders                  --         (.94)       (.21)       (.79)       (.22)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $11.10       $14.34      $19.14      $18.75      $14.76
                                                                  ========================================================


==========================================================================================================================
Total Return, at Net Asset Value 1                                 (22.59)%     (21.23)%      3.16%      34.32%       5.95%

==========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                         $161,074     $230,085    $273,243    $176,021    $142,127
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                $200,304     $262,745    $276,393    $145,203    $125,772
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment loss                                                 (0.12)%      (0.15)%     (0.56)%     (0.91)%     (0.34)%
Expenses                                                             2.39%        2.17%       2.14%       2.31%       2.18% 3
Expenses, net of voluntary waiver of  transfer agent fees
and/or reduction  to custodian expenses                              2.31%        2.17%       2.14%       2.31%       2.18%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                46%          33%         61%         75%         82%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements

23 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued
Class C     Year Ended November 30,                                  2002         2001        2000        1999        1998
===========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                              $ 14.37      $ 19.16     $ 18.77     $ 14.78     $ 14.17
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                         (.01)          -- 1      (.04)       (.13)       (.03)
Net realized and unrealized gain (loss)                             (3.24)       (3.85)        .64        4.91         .86
                                                                   --------------------------------------------------------
Total from investment operations                                    (3.25)       (3.85)        .60        4.78         .83
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                   --           --          --        (.03)         --
Distributions from net realized gain                                   --         (.94)       (.21)       (.76)       (.22)
                                                                   --------------------------------------------------------
Total dividends and/or distributions  to shareholders                  --         (.94)       (.21)       (.79)       (.22)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $11.12       $14.37      $19.16      $18.77      $14.78
                                                                   ========================================================

===========================================================================================================================
Total Return, at Net Asset Value 2                                 (22.62)%     (21.16)%      3.16%      34.28%       5.94%

===========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                         $ 89,456     $114,084    $113,230     $49,242     $36,776
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                $106,551     $122,775    $ 98,110     $39,641     $32,460
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                                 (0.12)%      (0.14)%     (0.53)%     (0.92)%     (0.34)%
Expenses                                                             2.37%        2.17%       2.14%       2.32%       2.17% 4
Expenses, net of voluntary waiver of  transfer
agent fees and/or reduction  to custodian expenses                   2.29%        2.17%       2.14%       2.32%       2.17%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                46%          33%         61%         75%         82%



1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements

24 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Class N   Year Ended November 30,                         2002        2001 1
============================================================================
Per Share Operating Data
Net asset value, beginning of period                   $ 14.93     $ 18.74
----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .09         .01
Net realized and unrealized loss                         (3.38)      (3.82)
                                                       ---------------------
Total from investment operations                         (3.29)      (3.81)
----------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.09)         --
Distributions from net realized gain                        --          --
                                                       ---------------------
Total dividends and/or distributions to shareholders      (.09)         --
----------------------------------------------------------------------------
Net asset value, end of period                         $ 11.55      $14.93
                                                       =====================

============================================================================
Total Return, at Net Asset Value 2                      (22.18)%    (20.33)%

============================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)               $11,833      $3,102
----------------------------------------------------------------------------
Average net assets (in thousands)                      $ 9,195      $1,152
----------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     0.19%       0.18%
Expenses                                                  1.80%       1.74%
Expenses, net of voluntary waiver of transfer agent
 fees and/or reduction to custodian expenses              1.72%       1.74%
----------------------------------------------------------------------------
Portfolio turnover rate                                     46%         33%



1. For the period from March 1, 2001 (inception of offering) to November 30,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements

25 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies
Oppenheimer International Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates on the valuation date. Amounts related to the purchase and sale of foreign securities and investment income are translated at the prevailing exchange rates on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

26 | OPPENHEIMER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
   During the fiscal year ended November 30, 2002, the Fund did not utilize any capital loss carryforward.

As of November 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:
                         Expiring
                         ------------------------------------
                         2009                 $    80,843,212
                         2010                     110,808,862
                                              ---------------
                         Total                $   191,652,074
                                              ===============

As of November 30, 2002, the Fund had approximately $32,348,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011. Additionally, the Fund had approximately $186,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended November 30, 2002, the Fund's projected benefit obligations were increased by $20,782 and payments of $1,783 were made to retired trustees, resulting in an accumulated liability of $145,819 as of November 30, 2002.
   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation

27 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued
1. Significant Accounting Policies Continued
deferred is invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 2002, amounts have been reclassified to reflect an increase in paid-in capital of $104,252, a decrease in undistributed net investment income of $1,066,833, and a decrease in accumulated net realized loss on investments of $962,581. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the year ended November 30, 2002 and year ended November 30, 2001 was as follows:

                                      Year Ended             Year Ended
                               November 30, 2002      November 30, 2001
      -----------------------------------------------------------------
      Distributions paid from:
      Ordinary income                $ 1,583,519            $ 5,738,508
      Long-term capital gain                  --             36,185,057
      Return of capital                       --                     --
                                     ----------------------------------
      Total                          $ 1,583,519            $41,923,565
                                     ==================================
As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:
      Undistributed net investment income        $   1,579,437
      Accumulated net realized loss               (229,231,469)
      Net unrealized depreciation                 (244,960,649)
                                                 -------------
      Total                                      $(472,612,681)
                                                 =============

28 | OPPENHEIMER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 29 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                                    Year Ended November 30, 2002           Year Ended November 30, 2001 1
                                                    Shares                Amount              Shares               Amount
-------------------------------------------------------------------------------------------------------------------------
Class A
Sold                                            33,647,674        $  459,353,682         108,489,049       $1,945,995,797
Dividends and/or
distributions reinvested                            72,548             1,078,074             929,206           17,682,799
Redeemed                                       (38,737,554)         (491,702,887)        (97,825,030)      (1,768,447,534)
                                               --------------------------------------------------------------------------
Net increase (decrease)                         (5,017,332)       $  (31,271,131)         11,593,225       $  195,231,062
                                               ==========================================================================
-------------------------------------------------------------------------------------------------------------------------
Class B
Sold                                             3,357,028        $   43,682,417           8,047,368       $  137,864,302
Dividends and/or distributions reinvested               --                    --             644,557           11,853,418
Redeemed                                        (4,887,846)          (63,365,334)         (6,928,344)        (116,566,657)
                                               --------------------------------------------------------------------------
Net increase (decrease)                         (1,530,818)       $  (19,682,917)          1,763,581       $   33,151,063
                                               ==========================================================================
-------------------------------------------------------------------------------------------------------------------------
Class C
Sold                                             3,445,371        $   45,475,541          15,378,417       $  267,377,719
Dividends and/or  distributions reinvested              --                    --             240,466            4,429,384
Redeemed                                        (3,342,511)          (43,227,893)        (13,585,578)        (236,188,435)
                                               --------------------------------------------------------------------------
Net increase                                       102,860        $    2,247,648           2,033,305       $   35,618,668
                                               ==========================================================================
-------------------------------------------------------------------------------------------------------------------------
Class N
Sold                                             5,337,188        $   69,369,904             220,109       $    3,343,158
Dividends and/or  distributions reinvested           1,499                22,157                  --                   --
Redeemed                                        (4,521,688)          (58,894,311)            (12,300)            (177,453)
                                               --------------------------------------------------------------------------
Net increase                                       816,999        $   10,497,750             207,809       $    3,165,705
                                               ==========================================================================

1. For the year ended November 30, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to November 30, 2001, for Class N shares.


================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2002, were $380,356,564 and $360,233,666, respectively.

As of November 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $869,369,853 was composed of:

                        Gross unrealized appreciation   $  36,646,863
                        Gross unrealized depreciation    (289,059,355)
                                                        -------------
                        Net unrealized depreciation     $(252,412,492)
                                                        =============
30 | OPPENHEIMER INTERNATIONAL GROWTH FUND

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.
--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, and 0.67% of average annual net assets in excess of $2 billion.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                     Aggregate         Class A      Concessions      Concessions      Concessions      Concessions
                     Front-End       Front-End       on Class A       on Class B       on Class C       on Class N
                 Sales Charges   Sales Charges           Shares           Shares           Shares           Shares
                    on Class A     Retained by      Advanced by      Advanced by      Advanced by      Advanced by
Year Ended              Shares     Distributor    Distributor 1    Distributor 1    Distributor 1    Distributor 1
-------------------------------------------------------------------------------------------------------------------
November 30, 2002     $992,093        $325,693         $306,673         $919,697         $310,584         $130,102

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.



                               Class A             Class B               Class C                 Class N
                             Contingent         Contingent            Contingent              Contingent
                               Deferred           Deferred              Deferred                Deferred
                          Sales Charges      Sales Charges         Sales Charges           Sales Charges
                            Retained by        Retained by           Retained by             Retained by
Year Ended                  Distributor        Distributor           Distributor             Distributor
--------------------------------------------------------------------------------------------------------
November 30, 2002              $199,832           $540,640             $42,635                  $104,619

--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year

31 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
ended November 30, 2002, payments under the Class A Plan totaled $1,259,464, all of which were paid by the Distributor to recipients, and included $36,558 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C and Class N. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended November 30, 2002, were as follows:
                                                                  Distributor's
                                                  Distributor's       Aggregate
                                                      Aggregate    Unreimbursed
                                                   Unreimbursed   Expenses as %
               Total Payments   Amount Retained        Expenses   of Net Assets
                   Under Plan    by Distributor      Under Plan        of Class
--------------------------------------------------------------------------------
Class B Plan       $2,004,922        $1,538,946      $4,996,534           3.10%
Class C Plan        1,066,177           322,653       2,136,647            2.39
Class N Plan           45,841            41,615          68,588            0.58

--------------------------------------------------------------------------------
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
   The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

32 | OPPENHEIMER INTERNATIONAL GROWTH FUND

As of November 30, 2002, the Fund had outstanding foreign currency contracts as follows:

                                     Contract
                       Expiration      Amount     Valuation as of    Unrealized
Contract Description         Date      (000s)       Nov. 30, 2002  Depreciation
--------------------------------------------------------------------------------
Contracts to Sell
Japanese Yen [JPY]         5/1/03   1,831,848JPY      $15,043,762       $43,762


--------------------------------------------------------------------------------
6. Illiquid or Restricted Securities
As of November 30, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of November 30, 2002 was $18,116,179, which represents 2.92% of the Fund's net assets, of which $11,459,113 is considered restricted. Information concerning restricted securities is as follows:

                                                                                        Valuation        Unrealized
                                                                                            as of      Appreciation
Security                                    Acquisition Dates             Cost      Nov. 30, 2002     (Depreciation)
-------------------------------------------------------------------------------------------------------------------
Stocks and/or Warrants
Art Advanced Research  Technologies, Inc.             6/19/01      $7,500,000          $3,385,765       $(4,114,235)
Ceres Group, Inc., Series C Wts.                     10/25/01              --                  --                --
Ceres Group, Inc., Series D Wts.                      10/4/01              --                  --                --
Ceres, Inc., $4.00 Cv., Series C-1                     2/6/01         178,060             289,348           111,288
Ceres, Inc., Cv., Series C                             1/6/99       2,400,000           3,900,000         1,500,000
Ceres, Inc., Cv., Series D                            3/15/01       2,508,000           2,717,000           209,000
Marshall Edwards, Inc. Wts.,  Exp. 11/30/03           7/22/02              --                  --                --
Oxagen Ltd., Cv.                                     12/20/00       2,210,700           1,167,000        (1,043,700)

--------------------------------------------------------------------------------
7. Borrowing and Lending Arrangements
Bank Borrowings. Until November 12, 2002, the Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

33 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued
================================================================================
7. Borrowing and Lending Arrangements Continued
Interfund Borrowing and Lending Arrangements. Effective November 12, 2002, the following interfund borrowing and lending arrangements went into effect. Consistent with its fundamental policies and pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex. Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments. Implementation of interfund lending will be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order. There is a risk that a borrowing fund could have a loan called on one day's notice. In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund. When the Fund lends assets to another affiliated fund, the Fund is subject to the risk that the borrowing fund fails to repay the loan.
   The Fund had no borrowing or lending arrangements outstanding during the year ended or at November 30, 2002.

34 | OPPENHEIMER INTERNATIONAL GROWTH FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer International Growth Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund, including the statement of investments, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund as of November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




KPMG LLP
Denver, Colorado
December 20, 2002


 35 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FEDERAL INCOME TAX INFORMATION         Unaudited

================================================================================
In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

   Dividends of $0.0430 and $0.0882 per share were paid to Class A and Class N shareholders, respectively, on December 20, 2001, all of which was designated as a "ordinary income" for federal income tax purposes.

   Dividends paid by the Fund during the fiscal year ended November 30, 2002 which are not designated as capital gain distributions should be multiplied by 1.026% to arrive at the amount eligible for the corporate dividend-received deduction.

   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

    36 | OPPENHEIMER INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
Name, Position(s)       Principal Occupation(s) During Past 5 Years; Other
Held with Fund,         Trusteeships/Directorships Held by Trustee; Number of
Length of Service,      Portfolios in Fund Complex Currently Overseen by
Age                     Trustee

INDEPENDENT TRUSTEES    The address of each Trustee in the chart below is 6803
                        S. Tucson Way, Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

Clayton K. Yeutter,     Of Counsel (since 1993), Hogan & Hartson (a law firm).
Chairman of the         Other directorships: Caterpillar, Inc. (since 1993) and
Board of Trustees       Weyerhaeuser Co. (since 1999). Oversees 31 portfolios
(since 1996) Age: 71    in the OppenheimerFunds complex.

Robert G. Galli,        A trustee or director of other Oppenheimer funds.
Trustee (since 1996)    Formerly Vice Chairman (October 1995-December 1997) of
Age: 69                 OppenheimerFunds, Inc. (the Manager). Oversees 41
                        portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths,   The Director (since 1991) of the Institute for Advanced
Trustee (since 1999)    Study, Princeton, N.J., director (since 2001) of GSI
Age: 64                 Lumonics and a member of the National Academy of
                        Sciences (since 1979); formerly (in descending chronological order) a director of Bankers Trust
                        Corporation, Provost and Professor of Mathematics at
                        Duke University, a director of Research Triangle
                        Institute, Raleigh, N.C., and a Professor of
                        Mathematics at Harvard University. Oversees 31 portfolios in the OppenheimerFunds complex.

Benjamin Lipstein,      Professor Emeritus of Marketing, Stern Graduate School
Trustee (since 1996)    of Business Administration, New York University.
Age: 79                 Oversees 31 portfolios in the OppenheimerFunds complex.

Joel W. Motley,         Director (January 2002-present), Columbia Equity
Trustee (since 2002)    Financial Corp. (privately-held financial adviser);
Age: 50                 Managing Director (January 2002-present), Carmona
                        Motley, Inc. (privately-held financial adviser);
                        Formerly he held the following positions: Managing
                        Director (January 1998-December 2001), Carmona Motley
                        Hoffman Inc. (privately-held financial adviser);
                        Managing Director (January 1992-December 1997), Carmona
                        Motley & Co. (privately-held financial adviser).
                        Oversees 31 portfolios in the OppenheimerFunds complex.



Elizabeth B. Moynihan,  Author and architectural historian; a trustee of the
Trustee (since 1996)    Freer Gallery of Art and Arthur M. Sackler Gallery
Age: 73                 (Smithsonian Institute), Trustees Council of the
                        National Building Museum; a member of the Trustees
                        Council, Preservation League of New York State.
                        Oversees 31 portfolios in the OppenheimerFunds complex.

Kenneth A. Randall,     A director of Dominion Resources, Inc. (electric
Trustee (since 1996)    utility holding company) and Prime Retail, Inc. (real
Age: 75                 estate investment trust); formerly a director of
                        Dominion Energy, Inc. (electric power and oil & gas producer), President and Chief Executive Officer of The
                        Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual
                        Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.
                        Oversees 31 portfolios in the OppenheimerFunds complex.

37 | OPPENHEIMER INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS  Continued
Edward V. Regan,        President, Baruch College, CUNY; a director of RBAsset
Trustee (since 1996)    (real estate manager); a director of OffitBank;
Age: 72                 formerly Trustee, Financial Accounting Foundation (FASB
                        and GASB), Senior Fellow of Jerome Levy Economics
                        Institute, Bard College, Chairman of Municipal
                        Assistance Corporation for the City of New York, New
                        York State Comptroller and Trustee of New York State and Local Retirement Fund. Oversees 31 investment companies in the OppenheimerFunds complex.

Russell S.              Chairman (since 1993) of The Directorship Search Group,
Reynolds, Jr.,          Inc. (corporate governance consulting and executive
Trustee (since 1996)    recruiting); a life trustee of International House
Age: 70                 (non-profit educational organization), and a trustee
                        (since 1996) of the Greenwich Historical Society.
                        Oversees 31 portfolios in the OppenheimerFunds complex.

Donald W. Spiro,        Chairman Emeritus (since January 1991) of the Manager.
Vice Chairman of the    Formerly a director (January 1969-August 1999) of the
Board of Trustees       Manager. Oversees 31 portfolios in the OppenheimerFunds
(since 1996)            complex.
Age: 76

--------------------------------------------------------------------------------
INTERESTED TRUSTEE      The address of Mr. Murphy in the chart below is 498
AND OFFICER             Seventh Avenue, New York, NY 10018. Mr. Murphy serves
                        for an indefinite term, until his resignation, death or removal.

John V. Murphy,         Chairman, Chief Executive Officer and director (since
President and           June 2001) and President (since September 2000) of the
Trustee (since 2001)    Manager; President and a director or trustee of other
Age: 53                 Oppenheimer funds; President and a director (since July
                        2001) of Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership
                        Holdings, Inc. (a holding company subsidiary of the Manager); a director (since November 2001) of
                        OppenheimerFunds Distributor, Inc. (a subsidiary of the
                        Manager); Chairman and a director (since July 2001) of
                        Shareholder Services, Inc. and of Shareholder Financial
                        Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001) of
                        OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager: OFI
                        Institutional Asset Management, Inc. and Centennial
                        Asset Management Corporation (since November 2001),
                        HarbourView Asset Management Corporation and OFI
                        Private Investments, Inc. (since July 2001); President
                        (since November 1, 2001) and a director (since July
                        2001) of Oppenheimer Real Asset Management, Inc.; a director (since November 2001) of Trinity Investment
                        Management Corp. and Tremont Advisers, Inc. (Investment advisory affiliates of the Manager); Executive Vice
                        President (since February 1997) of Massachusetts Mutual
                        Life Insurance Company (the Manager's parent company);
                        a director (since June 1995) of DLB Acquisition
                        Corporation (a holding company that owns the shares of David L. Babson & Company, Inc.); formerly, Chief
                        Operating Officer (September 2000-June 2001) of the
                        Manager; President and trustee (November 1999-November
                        2001) of MML Series Investment Fund and MassMutual
                        Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life
                        Insurance Company; President, Chief Executive Officer and director (September 1999-August 2000) of MML Bay
                        State Life Insurance Company; a director (June
                        1989-June 1998) of Emerald Isle Bancorp and Hibernia
                        Savings Bank (a wholly-owned subsidiary of Emerald Isle
                        Bancorp). Oversees 69 portfolios in the
                        OppenheimerFunds complex.




38 | OPPENHEIMER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------
OFFICERS The address of the Officers in the chart below is as follows: for Messrs. Evans and Zack, 498 Seventh
                        Avenue, New York, NY 10018, for Mr. Wixted, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.


George Evans,  Vice     Vice President of the Manager (since October 1993) and
President (since 1996)  of HarbourView Asset Management Corporation (since July
Age: 43                 1994). An officer of 4 portfolios in the
                        OppenheimerFunds complex.


Brian W. Wixted,        Senior Vice President and Treasurer (since March 1999)
Treasurer, Principal    of the Manager; Treasurer (since March 1999) of
Financial and           HarbourView Asset Management Corporation, Shareholder
Accounting Officer      Services, Inc., Oppenheimer Real Asset Management
(since 1999)            Corporation, Shareholder Financial Services, Inc.,
Age: 43                 Oppenheimer Partnership Holdings, Inc., OFI Private
                        Investments, Inc. (since March 2000), OppenheimerFunds
                        International Ltd. and Oppenheimer Millennium Funds plc
                        (since May 2000) and OFI Institutional Asset
                        Management, Inc. (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer
                        Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of
                        Oppenheimer Acquisition Corp. and OppenheimerFunds
                        Legacy Program (since April 2000); formerly Principal and Chief Operating Officer (March 1995-March 1999),
                        Bankers Trust Company-Mutual Fund Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

Robert G. Zack,         Senior Vice President (since May 1985) and General
Secretary (since 2001)  Counsel (since February 2002) of the Manager; General
Age: 54                 Counsel and a director (since November 2001) of
                        OppenheimerFunds Distributor, Inc.; Senior Vice
                        President and General Counsel (since November 2001) of
                        HarbourView Asset Management Corporation; Vice
                        President and a director (since November 2000) of Oppenheimer Partnership Holdings, Inc.; Senior Vice
                        President, General Counsel and a director (since
                        November 2001) of Shareholder Services, Inc.,
                        Shareholder Financial Services, Inc., OFI Private
                        Investments, Inc., Oppenheimer Trust Company and OFI
                        Institutional Asset Management, Inc.; General Counsel
                        (since November 2001) of Centennial Asset Management
                        Corporation; a director (since November 2001) of
                        Oppenheimer Real Asset Management, Inc.; Assistant
                        Secretary and a director (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                        (since November 2001) of OppenheimerFunds Legacy
                        Program; Secretary (since November 2001) of Oppenheimer
                        Acquisition Corp.; formerly Acting General Counsel
                        (November 2001-February 2002) and Associate General
                        Counsel (May 1981-October 2001) of the Manager;
                        Assistant Secretary of Shareholder Services, Inc. (May
                        1985-November 2001), Shareholder Financial Services,
                        Inc. (November 1989-November 2001); OppenheimerFunds
                        International Ltd. and Oppenheimer Millennium Funds plc
                        (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.

39 | OPPENHEIMER INTERNATIONAL GROWTH FUND

OPPENHEIMER INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
Investment Advisor         OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
Distributor                OppenheimerFunds Distributor, Inc.
--------------------------------------------------------------------------------
Transfer and Shareholder   OppenheimerFunds Services
Servicing Agent
--------------------------------------------------------------------------------
Independent Auditors       KPMG LLP
--------------------------------------------------------------------------------
Legal Counsel              Mayer Brown Rowe & Maw

(COPYRIGHT) Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

40 | OPPENHEIMER INTERNATIONAL GROWTH FUND

OPPENHEIMERFUNDS FAMILY

--------------------------------------------------------------------------------------------------------
Global Equity         Developing Markets Fund                       Global Fund
                       International Small Company Fund             Quest Global Value Fund
                      Europe Fund                                   Global Growth & Income Fund
                      International Growth Fund
--------------------------------------------------------------------------------------------------------
Equity                Stock                                         Stock & Bond
                      Emerging Technologies Fund                    Quest Opportunity Value Fund
                      Emerging Growth Fund                          Total Return Fund
                      Enterprise Fund                               Quest Balanced Value Fund
                      Discovery Fund                                Capital Income Fund
                      Main Street(R) Small Cap Fund                 Multiple Strategies Fund
                      Small Cap Value Fund                          Disciplined Allocation Fund
                      MidCap Fund                                   Convertible Securities Fund
                      Main Street(R) Opportunity Fund               Specialty
                      Growth Fund                                   Real Asset Fund(R)
                      Capital Appreciation Fund                     Gold & Special Minerals Fund
                      Main Street(R) Growth & Income Fund           Tremont Market Neutral Fund, LLC 1
                      Value Fund                                    Tremont Opportunity Fund, LLC 1
                      Quest Capital Value Fund
                      Quest Value Fund
                      Trinity Large Cap Growth Fund
                      Trinity Core Fund
                      Trinity Value Fund
--------------------------------------------------------------------------------------------------------
Income                Taxable                                       Rochester Division
                      International Bond Fund                       California Municipal Fund 3
                      High Yield Fund                               New Jersey Municipal Fund 3
                      Champion Income Fund                          New York Municipal Fund 3
                      Strategic Income Fund                         Municipal Bond Fund
                      Bond Fund                                     Limited Term Municipal Fund 4
                      Senior Floating Rate Fund                     Rochester National Municipals
                      U.S. Government Trust                         Rochester Fund Municipals
                      Limited-Term Government Fund                  Limited Term New York Municipal Fund
                      Capital Preservation Fund 2                   Pennsylvania Municipal Fund 3
--------------------------------------------------------------------------------------------------------
Select Managers       Stock                                         Stock & Bond
                      Mercury Advisors Focus Growth Fund            QM Active Balanced Fund 2
                      Gartmore Millennium Growth Fund II
                      Jennison Growth Fund
                      Salomon Brothers All Cap Fund 5
                      Mercury Advisors S&P 500(R) Index Fund 2
--------------------------------------------------------------------------------------------------------
Money Market 6        Money Market Fund                             Cash Reserves



1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
2. Available only through qualified retirement plans.
3. Available to investors only in certain states.
4. The Fund's name was changed from "Oppenheimer Intermediate Municipal Fund" on September 30, 2002.
5. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.



41 | OPPENHEIMER INTERNATIONAL GROWTH FUND

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RA0825.001.1102 January 29, 2003